UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 23, 2003

C-COR.net Corp.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, Pennsylvania	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (814) 238-2461

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Number	Description of Document

99	Press Release issued October 23, 2003

Item 12.    Results of Operations and Financial Condition

On October 23, 2003, C-COR.net Corp. issued a press release announcing its financial results for the first quarter of fiscal year 2004. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR.net Corp.
(Registrant)

October 24, 2003	By:	/S/ WILLIAM T. HANELLY
	Name:	William T. Hanelly
	Title:	Chief Financial Officer

3